TRANSAMERICA SERIES TRUST
Supplement dated November 20, 2009 to the Prospectus dated May 1, 2009, as previously supplemented
* * *
Transamerica Capital Guardian Value VP
The following information supplements and replaces information in the Prospectus relating to Transamerica Capital Guardian Value VP:
Transamerica Capital Guardian Value VP was reorganized into Transamerica BlackRock Large Cap Value VP on November 20, 2009. Transamerica BlackRock Large Cap Value VP is a series of Transamerica Series Trust and its shares are offered in the current Prospectus dated May 1, 2009, as previously supplemented. Please see the Prospectus for additional information regarding Transamerica BlackRock Large Cap Value VP’s investment objectives, risks, management, charges and expenses.
* * *
Transamerica Legg Mason Partners All Cap VP
The following information supplements and replaces information in the Prospectus relating to Transamerica Legg Mason Partners All Cap VP:
Effective November 20, 2009, Transamerica Legg Mason Partners All Cap VP changed its name to Transamerica Focus VP (the “portfolio”). Transamerica Investment Management, LLC (“TIM”) replaced ClearBridge Advisors, LLC as sub-adviser to the portfolio, and the portfolio changed its investment objective, strategies and policies, and principal risks as described below. The portfolio managers responsible for the day-to-day management of the portfolio are also listed below.
In addition, the benchmark has changed from the Russell 3000® Index to the Standard & Poor’s 500 Stock Index, a widely recognized, unmanaged index of market performance that is comprised of 500 widely traded common stocks that measures the general performance of the market, to more accurately reflect the principal strategies and polices of Transamerica Focus VP.
OBJECTIVE
The portfolio seeks to maximize long-term growth.
PRINCIPAL INVESTMENT STRATEGIES
The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve this objective by investing primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.
TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

WHAT IS A “BOTTOM-UP” ANALYSIS?
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
TIM’s equity management team selects U.S. companies showing:
•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market. Consistent with the portfolio’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In the event TIM is unable to identify sufficient investments that meet the portfolio’s criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.
Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A “non-diversified” portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio generally may not have more than 25% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.
PRIMARY RISKS
MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.
STOCKS
Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.
SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker/dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
FOCUSED INVESTING
To the extent the portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.
VALUE INVESTING
The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The fund may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.
DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.
SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.
FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:
•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days
CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolio.
NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is nondiversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Portfolio Managers:
Edward S. Han
Portfolio Manager (co)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

Kirk J. Kim
Portfolio Manager (co)
Kirk J. Kim is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.
Joshua D. Shaskan, CFA
Portfolio Manager (co)
Joshua D. Shaskan is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
* * *
Transamerica MFS High Yield VP
The following information supplements and replaces information concerning Transamerica MFS High Yield VP in the Prospectus:
Effective November 20, 2009, Transamerica MFS High Yield VP changed its name to Transamerica AEGON High Yield Bond VP (the “portfolio”). AEGON USA Investment Management, LLC (“AUIM”) replaced MFS® Investment Management as sub-adviser to the portfolio, and the portfolio changed its investment objective, strategies and policies, and principal risks as described below. The portfolio managers responsible for the day-to-day management of the portfolio are also listed below.
In addition, the benchmark has changed from the Barclays Capital U.S. High Yield Corporate Bond Index to the Merrill Lynch High Yield Cash Pay Index to more accurately reflect the principal strategies and polices of Transamerica AEGON High Yield Bond VP. The Merrill Lynch High Yield Cash Pay Index is a widely recognized, unmanaged index of market performance that is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default.
OBJECTIVE
The portfolio seeks a high level of current income by investing in high-yield debt securities.
PRINCIPAL INVESTMENT STRATEGIES
The portfolio seeks to achieve this objective by principally investing at least 80% of the portfolio’s net assets in a diversified portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.
AUIM’s strategy is to achieve yields as high as possible while managing risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio’s assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the portfolio’s portfolio allocations.
AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.
Each potential buy and sell candidate is analyzed by AUIM using both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. AUIM can review the results of its analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
PRIMARY RISKS
MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.
FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Advisory Fee:
0.64% of the first $750 million of average daily net assets
0.60% of average daily net assets in excess of $750 million
Sub-Adviser Compensation:
0.28% of the first $400 million of average daily net assets
0.25% of average daily net assets over $400 million up to $750 million
0.20% of average daily net assets in excess of $750 million*

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser.
Portfolio Managers:
David R. Halfpap, CFA
Senior Vice President —Portfolio Manager
Iowa State University, B.S. 1974.
Mr. Halfpap joined AUIM in 1975. He is responsible for formulating and directing portfolio strategy and management for Transamerica High Yield Bond, the fixed-income portfolio of the AEGON USA Inc. Pension Trust and AEGON Financial Partners. He is a member of the Portfolio Managers Group and the Pension Investment Policy Committee with asset management experience spanning equities, high-yield bonds and investment-grade corporate bonds. Mr. Halfpap is a member of the CFA Institute and a former director of the Iowa Society of the Institute.
Bradley J. Beman, CFA, CPA
Senior Vice President, Director —High Yield
University of Northern Iowa, B.A. 1987; University of Iowa, M.B.A. 1991.
Mr. Beman joined AUIM in 1988 after working in various capacities with AEGON USA and Life Investors. Prior to his current role, Mr. Beman held various investment responsibilities ranging from Fixed Income Analyst to Director of Credit Research. Mr. Beman currently manages the Public High Yield Portfolio and is co-portfolio manager of Transamerica High Yield Bond. He also provides oversight for additional asset classes within the Public Fixed Income area.
Benjamin D. Miller, CFA
High Yield Portfolio Manager
University of Northern Iowa, B.A.; University of Iowa, M.B.A.
Mr. Miller joined AUIM in 1993 working as a Private Placement research analyst. Prior to his current role, Mr. Miller worked in various credit research roles in the corporate bond department at AUIM. His current responsibilities include high yield trading and portfolio management for the AEGON USA High Yield General Portfolio, as well as Transamerica High Yield Bond.
AUIM has provided investment advisory services to various clients since 1989.
* * *
Investors Should Retain this Supplement for Future Reference